Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,077,500.00
Previously Paid Amount	0
Total Fee Amount	1,529.80
Total Offset Amount	0
Net Fee	$ 1,529.80